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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549
                                 FORM 8-K

                              CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 22, 2005


                    IROQUOIS GAS TRANSMISSION SYSTEM, L.P.
            (Exact name of registrant as specified in its charter)


           Delaware                  333-42578             06-1285387
 (State or other jurisdiction     (Commission File      (I.R.S. Employer
     of incorporation or              Number)            Identification
        organization)                                        Number)


           One Corporate Drive
               Suite 600
          Shelton, Connecticut                       06484-6211
    (Address of principal executive offices)         (Zip code)


                                (203) 925-7200
               (Registrant's telephone number, including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02(a) Departure of Directors or Principal Officers; Election of
             Directors; Appointment of Principal Officers.

By letter dated November 18, 2005, Mr. Joseph P. Shields, of NJNR Energy Services ("NJNR"), informed the Partnership that effective Monday November 21, 2005 he would step down from his position as the designate on Iroquois Gas Transmissions System, L.P.'s (IGTS) Management Committee and become an alternate. Furthermore, Mr. Richard R. Gardner, of NJNR, has been appointed to replace Mr. Shields as NJNR's designate on the IGTS Management Committee.


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                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                        IROQUOIS GAS TRANSMISSION SYSTEM, L.P. as Registrant
                        By:  Iroquois Pipeline Operating Company, its Agent


Date: November 22, 2005     By:      /s/ Paul Bailey
                                     _________________
                            Name:    Paul Bailey
                            Title:   Vice President &
                                     Chief Financial Officer